--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              MANAGED GOVERNMENTS
                                   FUND INC.

--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2001

                               [LOGO] Smith Barney
                                      Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]



JAMES E. CONROY
PORTFOLIO MANAGER


  [GRAPHIC]
        Classic Series


 Annual Report . July 31, 2001

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

      JAMES E. CONROY

      James E. Conroy has more than 25 years of securities business experience and has been responsible for managing the Fund since 1991. Mr. Conroy holds a BA in Economics from Muhlenberg College.

      FUND OBJECTIVE

      Seeks high current income consistent with liquidity and preservation of capital by investing primarily in debt obligations issued by the U.S. government, its agencies or instrumentalities.

      FUND FACTS

      FUND INCEPTION
            -----------------
      September 4, 1984

      MANAGER TENURE
            -----------------
      10 Years

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
            -----------------
      25 Years

                                 CLASS A CLASS B CLASS L
                       ----------------------------------
                       NASDAQ     SHMGX   MGVBX   SMGLX
                       ----------------------------------
                       INCEPTION 9/4/84  11/6/92 6/29/93
                       ----------------------------------

Average Annual Total Returns as of July 31, 2001


                                     Without Sales Charges/(1)/
                                     Class A    Class B Class L
                    ------------------------------------------
                    One-Year          10.68%     10.17%  10.26%
                    ------------------------------------------
                    Five-Year          6.74       6.20    6.28
                    ------------------------------------------
                    Ten-Year           7.03        N/A     N/A
                    ------------------------------------------
                    Since Inception+   8.20       5.78    5.23
                    ------------------------------------------

                                      With Sales Charges/(2)/
                                     Class A    Class B Class L
                    ------------------------------------------
                    One-Year           5.67%      5.67%   8.18%
                    ------------------------------------------
                    Five-Year          5.76       6.04    6.07
                    ------------------------------------------
                    Ten-Year           6.53        N/A     N/A
                    ------------------------------------------
                    Since Inception+   7.90       5.78    5.10
                    ------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are September 4, 1984, November
  6, 1992 and June 29, 1993, respectively.



What's Inside
Letter to Our Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .1
Historical Performance........................................................3
Fund at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . . 8
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . .10
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .11
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Independent Auditors' Report.................................................17
Tax Information..............................................................18

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

Thank you for your investment in the Smith Barney Managed Governments Fund Inc. ("Fund"). We are pleased to provide this annual report as of July 31, 2001, which includes a discussion of market conditions, the Fund's investment strategy, and a detailed summary of the Fund's performance.

Performance Update
For the 12 months ended July 31, 2001, the Fund's Class A shares returned 10.68% without sales charges. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")/1/ returned 11.90% for the same period. During the period, the Fund distributed income dividends totaling $0.70 per Class A share. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks high current income consistent with liquidity and safety of capital. The Fund's portfolio consists principally of mortgage-backed securities ("MBS") issued or guaranteed by the Government National Mortgage Association ("GNMA"), Fannie Mae and Freddie Mac/2/.

We focus on investing in individual securities and sectors that we deem to be undervalued relative to the marketplace. More specifically, we determine sector and maturity weightings based on the outlook for interest rates.

We also seek to uncover, through our research, sectors of the U.S. government and MBS markets deemed to be inefficient and adjust the Fund's portfolio to take advantage of any late-breaking information.

As of July 31, 2001, the Fund's duration/3/ was 4.15 years. As of July 31, 2001, the Fund's investments in U.S. government and agency obligations stood at approximately 100% versus roughly 98% as of January 31, 2001.

Bond Market Update
Despite the seven reductions in the federal funds rate ("fed funds rate")/4/ made by the Federal Reserve Board ("Fed") so far in 2001, we remain skeptical that an economic recovery is just around the corner. In our view, every bit of economic news defies the presumption that the Fed's aggressive monetary easing will short-circuit further economic erosion. The fact that lower rates have not improved our foreign trade through a weaker dollar tends to compound the problem. We have certainly seen firsthand that a one-time tax rebate, such as the one in Japan, may not have the long-term positive impact that the U.S. Administration and Congress are hoping for.

We remain concerned that the indigestion being felt by "Corporate America," particularly telecommunications and computer-related industries, may have already passed on to consumers and investors. Eight years of economic prosperity may have created false hopes and illusions regarding individual net worth. For example, ask employees who own stock and/or stock options in their companies what they're worth today versus a year ago.

--------
1 The Lehman Index is an unmanaged, broad-based index of all public debt obligations of the U.S. Government and its agencies. Please note that an investor cannot directly invest in an index.
2 GNMA securities are backed by the full faith and credit of the U.S. Treasury and therefore carry the highest credit quality available. Fannie Mae and Freddie Mac, although they are private corporations, have exceptionally high credit quality due their close ties to the U.S. Government.
3 Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates, expressed in years. The higher the duration, the greater the price volatility for a given change in yield.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.


1 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

We believe the bond market will see further declines in short-term rates as the Fed cuts the fed funds and discount rates at least once more. Longer maturity fixed-income securities should begin to respond in a very positive way as more conservative investors reach for yield and, perhaps, money filtrates from the equity market.

We believe the primary sectors benefiting from this scenario will be 10-30 year U.S. Treasury securities and 6.0-6.5% coupon MBS. Our instincts tell us that yields on long (30 year) Treasuries should be 5% or lower by year-end.

U.S. Government and Mortgage-Backed Securities Update
In light of weakening economic news for most of the past year, the MBS market has provided generous investment returns relative to other sectors of the fixed-income arena. MBS have outperformed all Treasuries of similar maturity.

Our philosophy has been to manage for income with a very attentive eye toward potential prepayment risk. As interest rates decline, it is generally presumed that prepayments will increase as homeowners refinance to a lower rate. Ironically, mortgage lenders have not reduced their rates commensurate with the market. The strong demand for housing has precluded their need to lower rates.

We continue to view income as the greatest contributor to investment returns in today's interest-rate environment. Consequently, we will aim to stay with higher coupons as long as market conditions warrant.

Thank you again for your investment in the Smith Barney Managed Governments Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath B. McLendon    /s/ James E. Conroy
Heath B. McLendon        James E. Conroy
Chairman                 Vice President and Investment Officer

August 24, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to page 7 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.


2 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares

            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain    Return      Total
Year Ended  of Year  of Year Dividends Distributions of Capital  Returns/(1)/
------------------------------------------------------------------------------
 7/31/01    $12.03   $12.56    $0.70       $0.00       $0.02       10.68%
------------------------------------------------------------------------------
 7/31/00     12.09    12.03     0.70        0.00        0.00        5.49
------------------------------------------------------------------------------
 7/31/99     12.73    12.09     0.72        0.00        0.00        0.58
------------------------------------------------------------------------------
 7/31/98     12.84    12.73     0.80        0.00        0.00        5.51
------------------------------------------------------------------------------
 7/31/97     12.27    12.84     0.82        0.00        0.00       11.80
------------------------------------------------------------------------------
 7/31/96     12.63    12.27     0.82        0.00        0.01        3.76
------------------------------------------------------------------------------
 7/31/95     12.50    12.63     0.74        0.00        0.04        7.67
------------------------------------------------------------------------------
 7/31/94     13.29    12.50     0.61        0.00        0.19        0.08
------------------------------------------------------------------------------
 7/31/93     12.88    13.29     0.66        0.23        0.00       10.43
------------------------------------------------------------------------------
 7/31/92     12.09    12.88     0.91        0.00        0.08       15.25
------------------------------------------------------------------------------
  Total                        $7.48       $0.23       $0.34
------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                $12.03   $12.57    $0.63       $0.00       $0.02       10.17%
-----------------------------------------------------------------------------------------
7/31/00                 12.09    12.03     0.64        0.00        0.00        4.91
-----------------------------------------------------------------------------------------
7/31/99                 12.73    12.09     0.66        0.00        0.00        0.06
-----------------------------------------------------------------------------------------
7/31/98                 12.84    12.73     0.73        0.00        0.00        4.99
-----------------------------------------------------------------------------------------
7/31/97                 12.27    12.84     0.76        0.00        0.00       11.23
-----------------------------------------------------------------------------------------
7/31/96                 12.63    12.27     0.76        0.00        0.01        3.24
-----------------------------------------------------------------------------------------
7/31/95                 12.50    12.63     0.67        0.00        0.04        7.04
-----------------------------------------------------------------------------------------
7/31/94                 13.29    12.50     0.56        0.00        0.17       (0.46)
-----------------------------------------------------------------------------------------
Inception* -- 7/31/93   12.64    13.29     0.41        0.16        0.00        9.92+
-----------------------------------------------------------------------------------------
 Total                                    $5.82       $0.16       $0.24
-----------------------------------------------------------------------------------------


3 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                $12.03   $12.57    $0.64       $0.00       $0.02       10.26%
-----------------------------------------------------------------------------------------
7/31/00                 12.09    12.03     0.65        0.00        0.00        5.00
-----------------------------------------------------------------------------------------
7/31/99                 12.73    12.09     0.67        0.00        0.00        0.15
-----------------------------------------------------------------------------------------
7/31/98                 12.84    12.73     0.74        0.00        0.00        5.07
-----------------------------------------------------------------------------------------
7/31/97                 12.27    12.84     0.76        0.00        0.00       11.26
-----------------------------------------------------------------------------------------
7/31/96                 12.63    12.27     0.76        0.00        0.01        3.25
-----------------------------------------------------------------------------------------
7/31/95                 12.50    12.63     0.67        0.00        0.04        7.04
-----------------------------------------------------------------------------------------
7/31/94                 13.29    12.50     0.56        0.00        0.17       (0.46)
-----------------------------------------------------------------------------------------
Inception* -- 7/31/93   13.18    13.29     0.03        0.02        0.00        1.25+
-----------------------------------------------------------------------------------------
 Total                                    $5.48       $0.02       $0.24
-----------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                $12.03   $12.56    $0.75       $0.00       $0.02       11.08%
-----------------------------------------------------------------------------------------
7/31/00                 12.10    12.03     0.75        0.00        0.00        5.79
-----------------------------------------------------------------------------------------
7/31/99                 12.74    12.10     0.77        0.00        0.00        0.92
-----------------------------------------------------------------------------------------
7/31/98                 12.84    12.74     0.84        0.00        0.00        5.94
-----------------------------------------------------------------------------------------
7/31/97                 12.27    12.84     0.86        0.00        0.00       12.16
-----------------------------------------------------------------------------------------
Inception* -- 7/31/96   12.86    12.27     0.44        0.00        0.01       (1.10)+
-----------------------------------------------------------------------------------------
 Total                                    $4.41       $0.00       $0.03
-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


4 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Average Annual Total Returns

                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           -----------------------------------------------------------
           Year Ended 7/31/01          10.68%  10.17%  10.26%  11.08%
           -----------------------------------------------------------
           Five Years Ended 7/31/01     6.74    6.20    6.28    7.10
           -----------------------------------------------------------
           Ten Years Ended 7/31/01      7.03     N/A     N/A     N/A
           -----------------------------------------------------------
           Inception* through 7/31/01   8.20    5.78    5.23    6.25
           -----------------------------------------------------------

                                          With Sales Charges/(2)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           -----------------------------------------------------------
           Year Ended 7/31/01          5.67%   5.67%   8.18%   11.08%
           -----------------------------------------------------------
           Five Years Ended 7/31/01    5.76    6.04    6.07     7.10
           -----------------------------------------------------------
           Ten Years Ended 7/31/01     6.53     N/A     N/A      N/A
           -----------------------------------------------------------
           Inception* through 7/31/01  7.90    5.78    5.10     6.25
           -----------------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (7/31/91 through 7/31/01)              97.18%
        ----------------------------------------------------------------
        Class B (Inception* through 7/31/01)           63.29
        ----------------------------------------------------------------
        Class L (Inception* through 7/31/01)           51.03
        ----------------------------------------------------------------
        Class Y (Inception* through 7/31/01)           39.37
        ----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.


5 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Smith Barney Managed Governments Fund Inc. at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lehman Brothers Government Bond Index and Lipper, Inc. U.S. Mortgage Securities Bond Fund Average+

--------------------------------------------------------------------------------
                            July 1991 -- July 2001

                                         [LINE CHART]

                   Smith Barney        Lipper Inc. U.S.    Lehman Brothers
                Managed Governments   Mortgage Securities     Government
                    Fund Inc.          Bond Fund Average      Bond Index
     Jul 1991         9,550                 10,000              10,000
     Jul 1992        11,007                 11,321              11,525
     Jul 1993        12,154                 12,280              12,770
     Jul 1994        12,164                 12,036              12,753
     Jul 1995        13,097                 13,088              14,981
     Jul 1996        13,588                 13,735              15,754
     Jul 1997        15,197                 15,116              17,357
     Jul 1998        16,035                 16,063              18,807
     Jul 1999        16,127                 16,322              19,323
     Jul 2000        17,013                 17,207              20,517
     Jul 2001       $18,830                $19,211             $22,959


+Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1991, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper, Inc. U.S. Mortgage Securities Bond Fund Average is composed of the Fund's peer group of mutual funds (59 funds as of July 31, 2001) investing in U.S. mortgage-backed securities. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                             Investment Breakdown*


                                    [CHART]

                         33.1%   FHLMC
                          7.7%   U.S. Treasuries
                         22.5%   GNMA
                         34.8%   FNMA
                          1.9%   Federal Home Loan Bank


* As a percentage of total investments. These holdings are as of July 31, 2001 and are subject to change.

U.S. Treasury Securities are debt obligations of the United States Government.They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. Government Agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

6 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                          July 31, 2001



    FACE
   AMOUNT                                                SECURITY                                                 VALUE
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 100.0%
$ 17,250,000 U.S. Treasury Bond, 7.875% due 2/15/21                                                            $ 21,873,690
  11,775,000 U.S. Treasury Strip, zero coupon bond to yield 4.610% due 5/15/04                                   10,515,193
   7,900,000 Federal Home Loan Bank, 5.375% due 2/15/06                                                           7,998,750
             Federal Home Loan Mortgage Corp. (FHLMC):
  17,700,000  5.250% due 2/15/04+                                                                                18,054,000
       2,835  5.500% due 5/1/13                                                                                       2,787
  28,810,217  7.000% due 2/1/16+                                                                                 29,638,511
  24,047,095  6.500% due 7/1/16+                                                                                 24,467,920
  66,824,875  6.000% due 2/1/31+                                                                                 66,184,681
             Federal National Mortgage Association (FNMA):
  20,000,000  5.500% due 5/2/06                                                                                  20,325,000
     887,174  6.000% due 5/1/29                                                                                     868,038
 124,342,798  6.500% due 5/1/31+                                                                                124,386,244
             Government National Mortgage Association (GNMA):
  91,453,541  7.000% due 5/15/31+                                                                                93,768,231
     313,930  8.500% due 11/15/27                                                                                   329,235
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $413,853,434)                                                                             418,412,280
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.0%
     165,000 Goldman, Sachs & Co., 3.820% due 8/01/01; Proceeds at maturity -- $165,018; (Fully collateralized by U.S. Treasury Bills, Notes, and Bonds, 0.000% to 10.375% due 10/4/01 to 4/15/28; Market
               value -- $168,300) (Cost -- $165,000)                                                                165,000
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
             (Cost -- $414,018,434*)                                                                           $418,577,280
-------------------------------------------------------------------------------------------------------------------------------

 + Date shown represents the last in range of maturity dates of mortgage certificates owned.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



7 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                              July 31, 2001

ASSETS:
         Investments, at value (Cost -- $414,018,434)                      $418,577,280
   Cash                                                                             232
         Interest receivable                                                  3,377,059
         Receivable for Fund shares sold                                        870,816
-----------------------------------------------------------------------------------------
         Total Assets                                                       422,825,387
-----------------------------------------------------------------------------------------
LIABILITIES:
         Payable for Fund shares purchased                                      188,187
         Investment advisory fee payable                                        167,391
         Administration fee payable                                              74,396
         Distribution fees payable                                               24,594
         Other liabilities                                                      955,737
         Accrued expenses                                                       203,515
-----------------------------------------------------------------------------------------
         Total Liabilities                                                    1,613,820
-----------------------------------------------------------------------------------------
Total Net Assets                                                           $421,211,567
-----------------------------------------------------------------------------------------
NET ASSETS:
         Par value of capital shares                                       $     33,531
         Capital paid in excess of par value                                445,494,247
         Overdistributed net investment income                                  (15,352)
         Accumulated net realized loss from security transactions           (28,859,705)
         Net unrealized appreciation of investments                           4,558,846
-----------------------------------------------------------------------------------------
Total Net Assets                                                           $421,211,567
-----------------------------------------------------------------------------------------
Shares Outstanding:
         Class A                                                             21,564,821
         --------------------------------------------------------------------------------
         Class B                                                              2,412,110
         --------------------------------------------------------------------------------
         Class L                                                                514,283
         --------------------------------------------------------------------------------
         Class Y                                                              9,040,001
         --------------------------------------------------------------------------------
Net Asset Value:
         Class A (and redemption price)                                          $12.56
         --------------------------------------------------------------------------------
         Class B *                                                               $12.57
         --------------------------------------------------------------------------------
         Class L **                                                              $12.57
         --------------------------------------------------------------------------------
         Class Y (and redemption price)                                          $12.56
         --------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
         Class A (net asset value plus 4.71% of net asset value per share)       $13.15
         --------------------------------------------------------------------------------
         Class L (net asset value plus 1.01% of net asset value per share)       $12.70
-----------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



8 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                       For the Year Ended July 31, 2001



INVESTMENT INCOME:
   Interest                                                                     $   28,684,504
------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                                 1,949,358
   Distribution fees (Note 2)                                                          966,428
   Administration fees (Note 2)                                                        866,381
   Shareholder and system servicing fees                                               237,894
   Audit and legal fees                                                                 63,342
   Registration fees                                                                    57,532
   Directors' fees                                                                      52,170
   Shareholder communication fees                                                       47,373
   Custody fees                                                                         39,909
   Other                                                                                 2,119
------------------------------------------------------------------------------------------------
   Total Expenses                                                                    4,282,506
------------------------------------------------------------------------------------------------
Net Investment Income                                                               24,401,998
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         1,179,114,373
     Cost of securities sold                                                     1,167,067,739
------------------------------------------------------------------------------------------------
   Net Realized Gain                                                                12,046,634
------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                              (3,240,452)
     End of year                                                                     4,558,846
------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                           7,799,298
------------------------------------------------------------------------------------------------
Net Gain on Investments                                                             19,845,932
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $   44,247,930
------------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.



9 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets               For the Years Ended July 31,



                                                                         2001           2000
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $  24,401,998  $  28,549,331
   Net realized gain (loss)                                             12,046,634    (12,905,349)
   Increase in net unrealized appreciation                               7,799,298      9,018,252
---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                               44,247,930     24,662,234
---------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                               (24,760,326)   (27,451,935)
   Capital                                                                (718,058)            --
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (25,478,384)   (27,451,935)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                     89,198,502     71,123,701
   Net asset value of shares issued for reinvestment of dividends       11,887,403     13,149,987
   Cost of shares reacquired                                          (132,891,041)  (153,000,295)
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                 (31,805,136)   (68,726,607)
---------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                 (13,035,590)   (71,516,308)

NET ASSETS:
   Beginning of year                                                   434,247,157    505,763,465
---------------------------------------------------------------------------------------------------
   End of year*                                                      $ 421,211,567  $ 434,247,157
---------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:      $(15,352)      $272,711
---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



10 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) other securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion.This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2001, the Fund paid transfer agent fees of $216,678 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which


11    Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders
applies if redemption occurs within the first year of purchase. Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2001, SSB received sales charges of approximately $226,000 and $20,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2001, CDSCs paid to SSB were approximately $97,000 and $2,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2001, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L
-------------------------------------------------
Distribution Plan Fees $676,640 $257,151 $32,637
-------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------
Purchases $1,194,646,361
-------------------------
Sales      1,179,114,373
-------------------------

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


-----------------------------------------
Gross unrealized appreciation $4,558,846
Gross unrealized depreciation         --
-----------------------------------------
Net unrealized appreciation   $4,558,846
-----------------------------------------

4. Capital Loss Carryforward

At July 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $28,860,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                2003        2004       2008       2009
---------------------------------------------------------
Carryforward
Amounts      $10,207,000 $3,598,000 $14,114,000 $941,000
---------------------------------------------------------

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended July 31, 2001, the Fund did not enter into any reverse repurchase agreements.


12    Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 2001, the Fund did not enter into any written covered call or put option contracts.

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio.The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2001, the Fund did not hold any futures contracts.

9. Securities Traded on a
   To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At July 31, 2001, the Fund held no TBA securities.



15    Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

10.  Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At July 31, 2001, the Fund held no open dollar roll transactions.

11.  Capital Shares

At July 31, 2001, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At July 31, 2001, total paid-in capital amounted to the following for each class:

                        Class A     Class B    Class L     Class Y
----------------------------------------------------------------------
Total Paid-in Capital $322,832,582 $4,586,334 $6,343,831 $111,765,031
----------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                     Year Ended                 Year Ended
                                    July 31, 2001             July 31, 2000
                              ------------------------  -------------------------
                                Shares       Amount       Shares       Amount
-----------------------------------------------------------------------------------
Class A
Shares sold                    5,280,754  $ 65,195,456   4,169,302  $  50,066,100
Shares issued on reinvestment    859,439    10,591,201     949,738     11,415,627
Shares reacquired             (7,071,943)  (87,279,305) (9,239,118)  (111,008,735)
-----------------------------------------------------------------------------------
Net Decrease                    (931,750) $(11,492,648) (4,120,078) $ (49,527,008)
-----------------------------------------------------------------------------------
Class B
Shares sold                      616,020  $  7,631,662     424,669  $   5,119,735
Shares issued on reinvestment     90,413     1,113,860     131,489      1,581,073
Shares reacquired             (1,578,539)  (19,492,273) (2,351,019)   (28,232,093)
-----------------------------------------------------------------------------------
Net Decrease                    (872,106) $(10,746,751) (1,794,861) $ (21,531,285)
-----------------------------------------------------------------------------------
Class L
Shares sold                      279,698  $  3,485,857     117,782  $   1,408,937
Shares issued on reinvestment     14,771       182,342      12,753        153,287
Shares reacquired               (102,645)   (1,272,126)   (180,705)    (2,174,927)
-----------------------------------------------------------------------------------
Net Increase (Decrease)          191,824  $  2,396,073     (50,170) $    (612,703)
-----------------------------------------------------------------------------------
Class Y
Shares sold                    1,041,226  $ 12,885,527   1,209,411  $  14,528,929
Shares reacquired             (1,997,515)  (24,847,337)   (966,947)   (11,584,540)
-----------------------------------------------------------------------------------
Net Increase (Decrease)         (956,289) $(11,961,810)    242,464  $   2,944,389
-----------------------------------------------------------------------------------


14   Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                            2001/(1)/          2000/(1)/     1999/(1)/     1998          1997/(1)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $12.03        $12.09        $12.73        $12.84        $12.27
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.69          0.73          0.65          0.75          0.80
 Net realized and unrealized gain (loss)       0.56         (0.09)        (0.57)        (0.06)         0.59
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                   1.25          0.64          0.08          0.69          1.39
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.70)        (0.70)        (0.72)        (0.80)        (0.82)
 Capital                                      (0.02)           --            --            --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.72)        (0.70)        (0.72)        (0.80)        (0.82)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.56        $12.03        $12.09        $12.73        $12.84
-----------------------------------------------------------------------------------------------------------------
Total Return                                  10.68%         5.49%         0.58%         5.51%        11.80%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $  270,884      $270,599      $321,860      $374,109      $414,571
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                         5.58%         6.05%         5.18%         5.78%         6.43%
 Interest expense                                --            --            --          0.13          0.22
 Other expenses                                1.04          1.05          1.04          1.03          1.01
 Total expenses                                1.04          1.05          1.04          1.16          1.23
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         275%          173%          205%          363%          121%
-----------------------------------------------------------------------------------------------------------------

Class B Shares                                 2001/(1)/     2000/(1)/     1999/(1)/     1998/(1)/     1997/(1)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $12.03        $12.09        $12.73        $12.84        $12.27
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.62          0.66          0.59          0.67          0.74
 Net realized and unrealized gain (loss)       0.57         (0.08)        (0.57)        (0.05)         0.59
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                   1.19          0.58          0.02          0.62          1.33
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.63)        (0.64)        (0.66)        (0.73)        (0.76)
 Capital                                      (0.02)           --            --            --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.65)        (0.64)        (0.66)        (0.73)        (0.76)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.57        $12.03        $12.09        $12.73        $12.84
-----------------------------------------------------------------------------------------------------------------
Total Return                                  10.17%         4.91%         0.06%         4.99%        11.23%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $30,310       $39,499       $61,391       $73,905       $96,747
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                         5.11%         5.52%         4.64%         5.27%         5.91%
 Interest expense                                --            --            --          0.13          0.22
 Other expenses                                1.54          1.58          1.57          1.56          1.53
 Total expenses                                1.54          1.58          1.57          1.69          1.75
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         275%          173%          205%          363%          121%
-----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


15 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                               2001/(1)/     2000/(1)/     1999/(1)/    1998/(1)(2)/    1997/(1)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $12.03        $12.09        $12.73       $12.84          $12.27
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.62          0.67          0.61         0.67            0.74
 Net realized and unrealized gain (loss)     0.58         (0.08)        (0.58)       (0.04)           0.59
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                 1.20          0.59          0.03         0.63            1.33
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.64)        (0.65)        (0.67)       (0.74)          (0.76)
 Capital                                    (0.02)           --            --           --              --
----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.66)        (0.65)        (0.67)       (0.74)          (0.76)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.57        $12.03        $12.09       $12.73          $12.84
----------------------------------------------------------------------------------------------------------------
Total Return                                10.26%         5.00%         0.15%        5.07%          11.26%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $6,463        $3,879        $4,505       $2,811          $1,866
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       5.08%         5.60%         4.76%        5.28%           6.01%
 Interest expense                              --            --            --         0.13            0.22
 Other expenses                              1.46          1.51          1.48         1.49            1.46
 Total expenses                              1.46          1.51          1.48         1.62            1.68
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       275%          173%          205%         363%            121%
----------------------------------------------------------------------------------------------------------------

Class Y Shares                               2001/(1)/     2000/(1)/     1999/(1)/    1998            1997/(1)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $12.03        $12.10        $12.74       $12.84          $12.27
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.73          0.77          0.70         0.80            0.84
 Net realized and unrealized gain (loss)     0.57         (0.09)        (0.57)       (0.06)           0.59
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                 1.30          0.68          0.13         0.74            1.43
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.75)        (0.75)        (0.77)       (0.84)          (0.86)
 Capital                                    (0.02)           --            --           --              --
----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.77)        (0.75)        (0.77)       (0.84)          (0.86)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.56        $12.03        $12.10       $12.74          $12.84
----------------------------------------------------------------------------------------------------------------
Total Return                                11.08%         5.79%         0.92%        5.94%          12.16%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $113,555      $120,270      $118,007      $90,761         $85,194
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       5.91%         6.40%         5.54%        6.10%           6.82%
 Interest expense                              --            --            --         0.13            0.22
 Other expenses                              0.70          0.71          0.70         0.69            0.62
 Total expenses                              0.70          0.71          0.70         0.82            0.84
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       275%          173%          205%         363%            121%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.


16 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report


The Shareholders and Board of Directors of
Smith Barney Managed Governments Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. ("Fund") as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Managed Governments Fund Inc. as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                /s/ KPMG LLP

New York, New York
September 10, 2001


19   Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Tax Information (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2001:

A total of 5.17% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


18 Smith Barney Managed Governments Fund Inc. | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                         MANAGED GOVERNMENTS FUND INC.



            DIRECTORS                   INVESTMENT ADVISER
            Herbert Barg                Smith Barney Fund
            Alfred J. Bianchetti          Management LLC
            Martin Brody
            Dwight B. Crane             DISTRIBUTOR
            Burt N. Dorsett             Salomon Smith Barney Inc.
            Elliot S. Jaffe
            Stephen E. Kaufman          CUSTODIAN
            Joseph J. McCann            PFPC Trust Company
            Heath B. McLendon, Chairman
            Cornelius C. Rose, Jr.      TRANSFER AGENT
                                        Citi Fiduciary Trust Company
            OFFICERS                    125 Broad Street, 11th Floor
            Heath B. McLendon           New York, New York 10004
            President and
            Chief Executive Officer     SUB-TRANSFER AGENT
                                        PFPC Global Fund Services
            Lewis E. Daidone            P.O. Box 9699
            Senior Vice President       Providence, Rhode Island
            and Treasurer               02940-9699

            James E. Conroy
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Managed Governments Fund Inc.




 This report is submitted for the general information of shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01181 8/01